UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 25, 2007
                Date of Report (Date of earliest event reported)

                                ANTIGENICS INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    000-29089                    06-1562417
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

      162 Fifth Avenue, Suite 900
             New York, NY                                            10010
(Address of principal executive offices)                           (Zip Code)

                                  212-994-8200
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

     On October 25, 2007, Antigenics Inc. announced that follow-up data from a Phase 1/2 investigator-sponsored trial of the company's investigational cancer vaccine Oncophage(R) (vitespen) in recurrent, high-grade glioma showed that 11 out of 12 patients exceeded the historical median benchmark of 6.5 months survival from time of recurrence. The results from the investigator-initiated National Institutes of Health-sponsored study, being conducted at the Brain Tumor Research Center at the University of California, San Francisco (UCSF), were presented at the International Conference on Molecular Targets and Cancer Therapeutics, jointly sponsored by the American Association for Cancer Research, National Cancer Institute and European Organization for Research and Treatment of Cancer (AACR-NCI-EROTC; abstract # 963).

     The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits

     The following exhibit is furnished herewith:

          99.1 Press Release dated October 25, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTIGENICS INC.

Date: October 25, 2007
                                        By: /s/ Garo H. Armen
                                            -----------------
                                            Garo H. Armen, Ph.D.
                                            Chairman and Chief Executive Officer

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EXHIBIT INDEX


Exhibit No.        Description of Exhibit
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99.1               Press Release dated October 25, 2007